                                                                   EXHIBIT 10.10

                                 AMENDMENT NO. 3
                         TO MASTER REPURCHASE AGREEMENT

          AMENDMENT NO. 3, dated as of April 19, 2006 (this "Amendment"), to that certain Master Repurchase Agreement, dated as of December 12, 2005 (as previously amended, restated, supplemented or otherwise modified, the "Existing Repurchase Agreement"; as modified hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Repurchase Agreement"), by and among NC CAPITAL CORPORATION, NEW CENTURY MORTGAGE CORPORATION, NC ASSET HOLDING, L.P. (successor by conversion to NC Residual II Corporation), HOME123 CORPORATION and NEW CENTURY CREDIT CORPORATION (collectively, the "Sellers", each, a "Seller"), MORGAN STANLEY BANK ("MSB") and MORGAN STANLEY MORTGAGE CAPITAL INC. ("MSMCI", together with MSB, collectively, the "Buyers", each, a "Buyer", and as the agent for the Buyers, in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement. Unless otherwise stated, all article and section references used herein refer to the corresponding parts of the Existing Repurchase Agreement.

                                    RECITALS

          The Sellers, the Buyers and the Agent are parties to the Existing Repurchase Agreement.

          The Sellers, the Buyers and the Agent have agreed, subject to the terms and conditions hereof, that the Existing Repurchase Agreement shall be modified as set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Sellers, the Buyers and the Agent hereby agree as follows:

          SECTION 1. Amendments. The Existing Repurchase Agreement is hereby amended as follows:

          1.1 The definition of "Applicable Pricing Spread" in Section 1.01 is hereby modified by deleting the table set forth therein in its entirety and inserting the following table in lieu thereof:

Type of Eligible Mortgage Loan             Applicable Pricing Spread
------------------------------             -------------------------
Unseasoned Mortgage Loan                              0.50%
Performing Aged Loan                                  0.90%
NINA Mortgage Loan                                    0.50%
Second Lien Mortgage Loan                             0.50%
30+ Delinquent Mortgage Loan                          1.00%

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
60+ Delinquent Mortgage Loan                          1.00%
Defaulted Mortgage Loan                               1.45%
Wet-Ink Mortgage Loan                                 0.50%
Discretionary Mortgage Loan      the applicable pricing spread specified by the
                                    Agent one (1) Business Day prior to the
                                            applicable Purchase Date

          1.2 The definition of "Applicable Purchase Rate" in Section 1.01 is hereby modified by deleting the table set forth therein in its entirety and inserting the following table in lieu thereof:

Type of Eligible Mortgage Loan             Applicable Purchase Rate
------------------------------             ------------------------
Unseasoned Mortgage Loan                             98%
Performing Aged Loan                                 95%
NINA Mortgage Loan                                   98%
Second Lien Mortgage Loan                            98%
30+ Delinquent Mortgage Loan                         85%
60+ Delinquent Mortgage Loan                         75%
Wet-Ink Mortgage Loan                                98%
Defaulted Mortgage Loan                 the applicable BPO Percentage
Discretionary Mortgage Loan      the applicable percentage specified by the
                                   Agent one (1) Business Day prior to the
                                           applicable Funding Date

          1.3 Section 1.01 is hereby modified by inserting in proper alphabetical order the following new defined terms:

          "'Eligible NINA Mortgage Loan' shall mean a NINA Mortgage Loan which
     (i) is underwritten in accordance with Sellers' NINA Mortgage Loan Program Guidelines; (ii) has a minimum FICO score of 640; and (iii) is identified as a NINA Mortgage Loan on the Mortgage Loan Data File."

          "'NINA Mortgage Loan' shall mean an Eligible Mortgage Loan with respect to which no documentation or verification as to the type or amount of a Mortgagor's income or personal assets is required in order to qualify for the loan."

          "'NINA Mortgage Loan Program Guidelines' shall mean the underwriting guidelines attached as Exhibit K hereto, as the same may be revised from time to time in accordance with the terms hereof."

          1.4 The definition of "Recognized Value" in Section 1.01 is hereby modified by inserting the following subpart after subpart (a)(xvi):


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          "'(xvii) the aggregate unpaid principal balance of the Purchased Loans which are Eligible NINA Mortgage Loans shall at no time exceed 5% of the Maximum Amount; and"

          1.5 The definition of "Underwriting Guidelines" in Section 1.01 is hereby modified by deleting the definition in its entirety and inserting the following definition in lieu thereof:

          "'Underwriting Guidelines' shall mean, collectively, the underwriting guidelines attached as Exhibit F hereto and the NINA Mortgage Loan Program Guidelines, each as may be revised from time to time in accordance with the terms hereof."

          1.6 Inserting the new Exhibit K attached hereto.

          SECTION 2. Conditions Precedent. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which all of the following conditions precedent shall have been satisfied:

          2.1 Delivered Documents. On the Amendment Effective Date, the Agent shall have received all of the following documents, each of which shall be satisfactory to the Agent in form and substance:

          (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Sellers, the Buyers and the Agent;

          (b) Other Documents. Such other documents as the Agent or counsel to the Agent may reasonably request.

          2.2 No Default. On the Amendment Effective Date, (i) each Seller shall be in compliance with all of the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, (ii) all of the representations and warranties made and restated by each Seller pursuant to
Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

          SECTION 3. Representations and Warranties. Each Seller hereby represents and warrants to the Agent and the Buyers that it is in compliance with all of the terms and provisions set forth in the Repurchase Documents on its part to be observed or performed and that no Default or Event of Default has occurred or is continuing. Each Seller hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Repurchase Agreement.

          SECTION 4. Limited Effect. Except as expressly modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the "Repurchase Documents" shall be deemed to include, in any event, this Amendment and each reference to the Repurchase Agreement in any of the


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Repurchase Documents shall be deemed to be a reference to the Existing
Repurchase Agreement as modified hereby.

          SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                               [SIGNATURES FOLLOW]


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                        SELLERS

                                        NC CAPITAL CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: President


                                        NEW CENTURY MORTGAGE CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President


                                        NC ASSET HOLDING, L.P.

                                        By: NC DELTEX, LLC, its general partner

                                        By: NC Capital Corporation, its sole
                                            member and manager


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President


                                        HOME123 CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President

                                        NEW CENTURY CREDIT CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: President

                                        MORGAN STANLEY BANK,
                                        as a Buyer


                                        By: /s/ Deborah Goodman
                                            ------------------------------------
                                        Name: Deborah Goodman
                                        Title: VP


                                        MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                        as a Buyer and as the Agent


                                        By: /s/ Andrew Neuberger
                                            ------------------------------------
                                        Name: Andrew Neuberger
                                        Title: VP